Securities, 424I - Securities, 424I: 1	Mar. 30, 2026 USD ($)
Securities, 424I Table
Security Class Title	Shares
Aggregate Sales Price	$ 3,683,363,481.00
Aggregate Redeemed or Repurchased, FY	612,215,413.00
Aggregate Redeemed or Repurchased, Prior FY	256,979,275.00
Redemption Credits	0.00
Net Sales	$ 2,814,168,793.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 388,636.71